UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 29, 2007

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC  29456

(Address of principal executive offices) (Zip Code)

(843) 740-7015

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

                On October 29, 2007, Force Protection Industries, Inc. (“FPI”) a Nevada corporation and a wholly-owned subsidiary of Force Protection, Inc., (the “Company”), entered into a Memorandum of Agreement (the “Agreement”) with the CSIR.  The CSIR is the Republic of South Africa’s Council for Scientific and Industrial Research.  The Agreement provides for the transfer on an exclusive basis by the CSIR to FPI of certain technical, scientific and commercial intellectual information property rights pertaining to the development of the Cougar, Buffalo and Tempest vehicles.  FPI has the right to sub-license the rights acquired from the CSIR pertaining to the Cougar, Buffalo and Tempest vehicles to a third party, subject to the terms of the Agreement.  In consideration for the transfer of these rights, FPI has agreed to pay to the CSIR a royalty fee per each Cougar, Buffalo or Tempest vehicle sold and/or manufactured by FPI during the term of the Agreement which began on March 8, 2007 and extends to March 7, 2012.  The Agreement may be terminated upon the dissolution or change of control of either party, or if an interdict be granted in either the Republic of South Africa or the United States with respect to the technology on which the Cougar, Buffalo and Tempest are based or the necessary import/export permits for the execution of the Agreement.  The Agreement is filed herewith as Exhibit 10.1 and incorporated by reference herein.

                This  Current Report on Form 8-K  contains  forward-looking  statements  that  involve risks and uncertainties, including, without limitation, statements  concerning  our  business  and possible or assumed future results of operations.  Certain words,  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions are used to identify  forward-looking  statements.  Undue reliance should not be placed on these forward-looking statements.  The Registrant’s actual results could differ materially from those anticipated in the  forward-looking  statements  for  many reasons  including:  availability of parts and raw materials for its products; continued customer acceptance of its products; ongoing success of its research and development efforts; and  greater than expected costs; and other risks and uncertainties as may be detailed from  time  to  time  in  the Registrant’s  public announcements and SEC filings. Although the Registrant believes  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  the Registrant’s future  results,  levels  of  activity,  performance  or achievements may not meet these expectations.  The Registrant does not intend to update any of the  forward-looking statements after the date of this document to conform these statements  to  actual  results  or  to  changes  in its expectations, except as required  by  law.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description

10.1	Memorandum of Agreement between the CSIR and Force Protection Industries, Inc. dated as of October 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 2, 2007

Force Protection, Inc.

By:	/s/ Michael Durski
	Name:	Michael Durski
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Memorandum of Agreement between the CSIR and Force Protection Industries, Inc. dated as of October 29, 2007